                                                                   EXHIBIT 10.16

                              OPTION TO PURCHASE

     THIS AGREEMENT, dated as of this 6 day of APRIL 1998, by and between ANDRE VAN'T WESTEINDE, who resides at 4554 HARRY'S LANE, DALLAS, Texas, (hereinafter referred to as "Seller") and LANSTAR SEMICONDUCTOR, INC., a UTAH corporation with its principal place of business at 13707 Gamma Road, Dallas, Texas 75244, and/or assigns (hereinafter referred to as "Purchaser").

     The parties hereto hereby agree as follows:

1.   GRANT OF OPTION.

     1.01 In consideration of the execution of that certain Modification of Commercial Lease Agreement dated contemporaneously herewith by Purchaser as Tenant of a building situated on the below-described real estate, together with TEN DOLLARS ($10.00) in hand paid by Purchaser to Seller, and other good valuable consideration reflected herein, all of which is acknowledged by Seller, Seller hereby grants and conveys to Purchaser an irrevocable and exclusive option, upon the terms and conditions hereinafter set forth, to purchase that certain real property located in the City of FARMERS BRANCH , Dallas County, State of Texas, consisting of all of the following:

     A. The land, together with the improvements located thereon and all and singular the tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining, now or hereafter erected on said plot, piece or parcel of land more particularly described in Exhibit A annexed hereto and made a part hereof (hereinafter referred to as the Exhibit A Tract). This sale includes all right, title and interest of Seller, in and to any land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining said Exhibit A Tract, to the center line thereof, and all right, title and interest of Seller in and to any award made or to be made in lieu thereof and in and to any unpaid award for damage to the Exhibit A Tract and improvements by reason of change of grade of any street;

     B. All improvements on the Exhibit A Tract including a commercial building having approximately 38,000 square feet, with such fixtures and equipment in place and warranties on such fixtures and equipment as exist and enforceable on the closing date; and

     C. All of Seller's right, title and interest to any leases and rental agreements with tenants for the Exhibit A Tract and Improvements (hereinafter collectively called the "Leases"),

OPTION TO PURCHASE                                                        Page 1
     and any prepaid rents and security deposits held by Seller or its agents in connection with said Leases, if any.

     1.02 To exercise this option, Purchaser must give written notice of its election to purchase the Exhibit A Tract executed by Purchaser, in the form required for notices under Article 11, hereof, to Seller at Seller's address set forth in said Article (the "Notice of Election") in the amount of TEN THOUSAND DOLLARS ($10,000) provided with such notice, Purchaser's check payable to the order of the title insurance company named herein, as escrow agent, to be held in escrow in accordance with the provisions of Paragraph 3 below. To be effective, the Notice of Election and check for deposit in escrow must be given no later than October 30, 1998.

     1.03 If Purchaser does not exercise this option on or before the Option Expiration Date in accordance with the provisions of this Agreement, this Agreement and all rights of Purchaser hereunder shall terminate, and neither party shall have any further claim against the other arising out of this Option Agreement and Purchaser shall have no further claim as to the EXHIBIT A TRACT; provided, however, Purchaser's failure to exercise this option shall not constitute a breach of the Lease as modified by and between the Landlord and Tenant.

     1.04 If Purchaser does exercise this option in accordance with this Agreement, the parties shall close title to the EXHIBIT A TRACT pursuant to the following provisions of this Agreement. The Exhibit A Tract shall be sold and conveyed subject only to (i) the covenants, conditions, restrictions, rights-of-way and easements reflected in the commitment for Title Insurance as its standard exceptions, (ii) liens or claims created by or resulting from Tenant's possession and/or use of the property, (iii) any liens created in connection with purchase of the property, and (iv) other liens and/or encumbrances approved by Purchaser in writing prior to the closing (collectively the "Permitted Exceptions").


2.   PURCHASE PRICE.

     2.01 The purchase price for the Exhibit A Tract shall be TWO MILLION ($2,000,000 U.S.).

     2.02 The purchase price shall be payable to Seller by Purchaser in cash at the closing.

OPTION TO PURCHASE                                                        Page 2

3. THE CLOSING. The consummation of the transactions provided for in this Agreement (the "Closing") shall take place at any mutually agreeable hour, or if the Seller and Purchaser are unable to agree on such hour, then at 2:00 p.m. on a business day to be selected by Seller and Purchaser, subsequent to Purchaser's delivery of the Notice of Election, but not later than December 31, 1998, (hereinafter referred to as the "Closing Date) at CHICAGO TITLE INS., CO., 2828 TRINITY MILLS, STE. 221, CARROLLTON, TX, provided that if on such date the title company has not yet approved title or if there are title objections which have not yet been cured, the Closing Date shall be postponed not less that five (5) nor more than thirty (30) days to such date as shall be mutually agreed by Seller and by Purchaser.

4.   REPRESENTATIONS AND WARRANTIES OF SELLER.

     4.01 Seller, to induce Purchaser to enter into this Agreement, to exercise the option granted hereunder and to purchase the EXHIBIT A TRACT, represents and warrants to Purchaser as follows:

     A. Seller has no knowledge of any existing or threatened action, condemnation, highway relocation or change in grade suit or proceeding affecting the Exhibit A Tract or any portion thereof or relating to, or arising out of the ownership, of the EXHIBIT A TRACT, in any court or before or by any federal, state, county or municipal department, commission, board, bureau or agency or other governmental instrumentality, save and except the claims of the Purchaser as Tenant, under the existing Commercial Lease Agreement, as modified on this date;

     B. This Agreement has been duly executed by and on behalf of Seller, and constitutes the Seller's valid and binding agreement, enforceable in accordance with the terms hereof; and

     C. The improvements to the Exhibit A Tract is insured for its full value of $2,000,000 under that certain all risks policy attached hereto as Exhibit B, and within fifteen (15) days of the execution of this Option to Purchase Agreement, shall cause Purchaser to be named as an additional insured, and to continue such insurance coverage until the earlier of (i) expiration of the option period, the option not being exercised, or (ii) the closing date. PURCHASER (TENANT) AGREES TO PAY INCREASE IN PREMIUM OVER PRESENT POLICY OF $1,000,000.00.

     D. Seller agrees that until the earlier of the expiration of the option, the option not being exercised, or the closing, that Seller shall
     (i) perform all obligations arising under the leases referred to hereinabove, (ii) maintain the property

OPTION TO PURCHASE                                                        Page 3
     in good repair and in the same condition, reasonably wear and tear accepted as of the time this Option to Purchase Agreement is executed, and (iii) continue to operate and manage said property in a reasonable, diligent and prudent manner; provided, however, so long as the Purchaser, as Tenant, is in possession of the property, the Seller shall not enter into any additional leases, licenses or agreements pertaining to the property prior to the earlier of the expiration of the option period, the option not being exercised, or the closing date.

     4.02 Notwithstanding Purchaser's exercise of the option granted and conveyed hereunder, it shall be a condition of Purchaser's obligation to consummate the sale herein provided for, that all of the warranties and representations of Seller herein contained shall be true both at the time the same are made and as of the Closing Date; provided Purchaser shall be entitled, in its sole discretion, to waive the foregoing condition with respect to one or more of such warranties and representations; and those not so waived shall survive the closing of title and delivery of the deed as hereinafter set forth.

5.   REPRESENTATIONS AND WARRANTIES OF PURCHASE

     Purchaser represents and warrants to Seller that:

     5.01 Purchaser has full power, in accordance with law, to enter into this Agreement and to carry out the transactions provided for herein.

     5.02 This Agreement has been duly executed by Purchaser, and is a valid and binding agreement of Purchaser, enforceable in accordance with the terms hereof.

     5.03 In entering into this Agreement, Purchaser has not been induced by and has not relied upon any representations, warranties or statements, whether oral or written or express or implied, made by Seller or by any broker or any other person representing or purporting to represent Seller, which are not expressly set forth in this Option Agreement and the other agreements by, between and among the Seller, Purchaser and others executed contemporaneously herewith, whether or not any such representations, warranties or statements were made in writing or orally.

6.   PRE-CLOSING COVENANTS OF SELLER.

     Seller covenants and agrees and it shall be a condition of Purchaser's obligation to consummate the transaction herein

OPTION TO PURCHASE                                                        Page 4
provided for that all of such covenants shall be performed) that subsequent to the date hereof and until the Closing Date:

     A. Seller, if it contemplates taking any action to withdraw, settle or otherwise compromise any protest or reduction proceeding affecting real estate taxes assessed against the EXHIBIT A TRACT for any fiscal period after 1996, during the term of this option shall give Purchaser written notice of such intention thirty (30) days prior to taking such action.

7.   CONDITION OF TITLE-TITLE INSURANCE.

      7.01 Seller agrees to make, promptly after the receipt of Purchaser's Notice of Election in exercise of the option granted and conveyed hereunder, application for a title insurance fee owner's policy to be issued to Purchaser, and in connection with the issuance of such title policy, to cause title to the EXHIBIT A TRACT to be searched and examined by CHICAGO TITLE INS. CO. (hereinafter the "Title Insurance Company") and to deliver to the Purchaser, copies of the title insurance Company's report, and the tax search. The title insurance policy to be issued at Closing shall carry only the standard exceptions and exceptions regarding Permitted Encumbrances. The title insurance policy, however, will have all standard provisions regarding insuring the boundary lines deleted and will issue such in accordance with the survey.

     7.02 On the Closing Date Seller will convey to Purchaser good and marketable title to the EXHIBIT A TRACT, free and clear of any and all encumbrances, covenants, conditions and restrictions other than the Permitted Encumbrances, which shall not be deemed to be title defects. Seller agrees not, either voluntarily or by agreement, to consent, prior to the Option Expiration Date, to the imposition of a matter constituting an encumbrance on the title to the property. If Seller shall be unable to convey title in accordance with the terms of this Agreement, Purchaser shall have the option to accept title subject to such objections.

     7.03 Seller shall pay the costs of examination of title and of an owner's policy of title insurance to be issued insuring the Purchaser's title to the EXHIBIT A TRACT to the amount of the Purchase Price, and shall pay as well as all other title charges, notary fees, and any and all other costs or expenses incident to recordation of documents required in order to transfer title. Purchaser shall pay for the costs of the survey and any inspections required by Purchaser. Each party shall pay its own attorneys' fees in connection herewith.

     7.04 Seller and Purchaser agree that any and all 1998 or 1999 municipal, County, State or other accrued but unpaid property taxes, transfer taxes and filing fees on the deed to be executed,

OPTION TO PURCHASE                                                        Page 5
delivered and recorded pursuant hereto to the extent same may be required to be paid in connection with the closing of title hereunder, shall be pro-rated and paid on the Closing Date by Seller, Purchaser and Purchaser's assigns, if any, based on the date of sale.

8.   DELIVERIES AT CLOSING.

     8.01 On the Closing Date, the Seller shall deliver to the Purchaser or its designee the following:

     A. A general warranty deed for the EXHIBIT A TRACT and Improvements, duly executed and acknowledged by the Seller and in proper form for recording, subject only to the Permitted Encumbrances, if any. Acceptance of such deed by the Purchaser shall be deemed full and complete performance on the part of Seller hereunder with respect to condition of title;

     B. Seller's certification that all of the representations and warranties of Seller, contained in this Agreement are true and correct as of the Closing Date and there exist no conditions which upon notice or the passage of time or both would constitute default by Seller under this Agreement;

     C. All such further conveyances, assignments, confirmations, satisfactions, releases, powers of attorney, instruments of further assurance, approvals, consents, and any and all such further instruments and documents as may be reasonably necessary, expedient or proper in the opinion of Purchaser, in order to complete any and all conveyances, transfers, sales and assignments herein provided for; and

It is understood that Seller's delivery of the foregoing documents named in this Section constitute conditions Purchaser's obligation to close title.

     8.02   On the Closing Date the Purchaser shall deliver to Seller:

     A. The Purchase Price in the form of the escrowed sum plus cash for a total of TWO MILLION DOLLARS ($2,000,000).

     B. Such other and further documents as may be reasonably required by Seller or the Title Insurance Company to consummate the transaction contemplated herein.

9.   BROKERAGE.

     9.01 The Seller shall pay any and all commissions due to properly licensed real estate brokers as a result of the

OPTION TO PURCHASE                                                        Page 6
consummation of the sale of the Exhibit A Tract to Purchaser or its assigns.

     9.02 Each party shall indemnify and hold the other free and harmless from and against all claims for brokerage commissions or fees or finder's fees by any person or entity claiming (i) to have been retained by the maker of this indemnity in connection with this transaction or the EXHIBIT A TRACT or (ii) to be the procuring cause of this transaction.

10. EXPENSES. Except as otherwise provided in this Agreement, each party hereto will bear and pay its own expenses of negotiating and consummating the transaction contemplated hereby.

11. NOTICES. All notices and other communications under this Agreement shall be in writing and shall be sent by registered, or certified mail, return receipt requested, postage prepaid, addressed as follows: if intended for the Seller, to the Seller named and at the address reflected hereinabove, and if intended for the Purchaser, to the Purchaser named and at the address reflected hereinabove or at such address, and to the attention of such person, of which the Seller or the Purchaser shall have given notice as herein provided. Any such notice or other communication shall be deemed to have been sufficiently given for all purposes hereof on the day following the date on which the same is deposited in a general of branch post office or mail box maintained by the Postal Service.

12. BINDING EFFECT. This Agreement shall be binding upon the parties hereof, their respective successors and assigns.

13. GOVERNING LAW. The terms and provisions of this Agreement shall be governed by the law of the State of Texas pertaining to agreements made and performed entirely within such State.

14. ENTIRE AGREEMENT. The Agreement, together with the schedules, exhibits and other documents referred to herein or executed contemporaneously, contain the entire agreement of the parties with respect to the subject transactions and supersede all other or prior agreements oral or in writing, and may not be amended, modified, released or discharged in whole or in part except by an instrument in writing and signed by both parties, and then only to the extent set forth in such instrument.

15. ASSIGNMENT. The Purchaser shall be free to assign its rights and obligations under this contract so long as the ASSIGNEE is a corporate entity which Purchaser controls through majority ownership and by common officers. Any Such assignee shall assume all of the Purchaser's obligations hereunder and in such event the Purchaser shall thereafter have no further obligations hereunder.

OPTION TO PURCHASE                                                        Page 7

The Purchaser shall promptly notify the Seller upon the Purchaser making any such assignment and the Purchaser shall deliver to the Seller a counterpart of the instrument of assignment and assumption, which shall constitute an assignment of all of Purchaser's interest hereunder, and upon such delivery, such assignment shall be effective against Seller. Upon any such assignment, the Purchaser shall not be liable hereunder. The term "Purchaser" shall be deemed to include the assignee under any such effective assignment.

16. PARTIAL INVALIDITY. In the event any one or more of the provisions contained in this Option Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

17.  DEFAULTS:

     A. DEFAULT BY SELLER. In the event of default by the Seller, the Purchaser may, at Purchaser's option, elect to enforce the terms of this Option Agreement, if it is duly exercised by the Purchaser, or the Purchaser may terminate this option, even if exercised, and receive a full refund of the Purchaser's deposit.

     B. DEFAULT BY PURCHASER. In an event of default by the Purchaser, the Seller may, at the Seller's option, elect to enforce the terms of this Option Agreement, if it is duly and properly exercised by the Purchaser, or declare forfeiture under this Option Agreement and retain the escrow deposit as a full and complete payment of its' damages, the amount of escrow being considered liquidated damages for the purposes of the Seller's recovery of its damages.

OPTION TO PURCHASE                                                        Page 8

18.  CAPTIONS.   The section headings in this Agreement are intended for
convenience of reference only and shall not govern the interpretation or meaning of any section of this Agreement.

     IN WITNESS WHEREOF, the parties have executed his Option to Purchase Agreement as of the day and year first above written.

                         SELLER:



                         By:  /s/ ANDREW VAN'T WESTEINDE
                            ----------------------------------------------------
                              ANDREW VAN'T WESTEINDE


                         PURCHASER:
                             LANSTAR SEMICONDUCTOR, INC.



                         By:  /s/ MAXIE R. SMITH
                            ----------------------------------------------------
                              MAXIE R. SMITH
                              PRESIDENT/CEO


                         PRINCIPAL BROKER:
                             CAMPBELL COMPANIES



                         By:  /s/ ILLEGIBLE
                            ----------------------------------------------------

                         COOPERATING BROKER:
                             HENRY S. MILLER COMMERCIAL



                         By:  /s/ JANICE ILLEGIBLE
                            ----------------------------------------------------

BUY ACKNOWLEDGES AND AGREES THE PROPERTY WILL BE SOLD AND CONVEYED TO BUYER ON AN "AS IS" BASIS, WITH NO WARRANTY OF HABITABILITY, MERCHANTABILITY, CONDITION, OR FITNESS, OR OF ANY OTHER KIND WHATEVER EXCEPT AS SET FORTH HEREIN.

OPTION TO PURCHASE                                                        Page 9

STATE OF TEXAS          (S)
                        (S)
COUNTY OF DALLAS        (S)

     BEFORE ME, the undersigned authority, on this day personally appeared ANDRE VAN'T WESTEINDE acknowledged to me that he has executed the same for the purposes and considerations therein expressed and in the capacity herein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 6th day of April 1998.

                            /s/ KIM A. PRINCE
                            ----------------------------------------------------
                            Notary Public in and for
                            the State of T E X A S

My commission expires:      [NOTARY STAMP APPEARS HERE]
                                KIM A. PRINCE
                                NOTARY PUBLIC
                                STATE OF TEXAS
                                COMM. EXP. 02-24-99



STATE OF TEXAS          (S)
                        (S)
COUNTY OF DALLAS        (S)

     BEFORE ME, the undersigned authority, on this day personally appeared MAXIE
R. SMITH, known to me to be the Chief Executive Officer of LANSTAR SEMICONDUCTOR, INC., a Texas corporation, and acknowledged to me that he has executed the same for the purposes and considerations therein expressed and in the capacity herein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 6th day of April 1998.

                            /s/ KIM A. PRINCE
                            ----------------------------------------------------
                            Notary Public in and for
                            the State of T E X A S

My commission expires:      [NOTARY STAMP APPEARS HERE]
                                KIM A. PRINCE
                                NOTARY PUBLIC
                                STATE OF TEXAS
                                COMM. EXP. 02-24-99

OPTION TO PURCHASE                                                       Page 10

                                 VERIFICATION
                                 ------------

STATE OF TEXAS          (S)
                        (S)
COUNTY OF DALLAS        (S)

     BEFORE ME, undersigned notary public, on this day personally appeared [ILLEGIBLE], known to me to be the person whose name is subscribed to the
-----------
foregoing instrument, and acknowledged to me that he/she executed the same for the purposes and consideration therein expressed.

     SUBSCRIBED AND SWORN to before me this 7th day of April, 1998, to certify which witness my hand and seal of office.

                            /s/ EARL BENTLEY
                            ----------------------------------------------------
                            Notary Public in and for
                            the State of T E X A S

My commission expires:      [NOTARY STAMP APPEARS HERE]
                                EARL BENTLEY
                                NOTARY PUBLIC
                                STATE OF TEXAS
                                COMM. EXP. 04-09-2000



                                 VERIFICATION
                                 ------------

STATE OF TEXAS          (S)
                        (S)
COUNTY OF DALLAS        (S)

     BEFORE ME the undersigned notary public, on this day personally appeared JANICE [ILLEGIBLE], known to me to be person whose name is subscribed to the
------------------
foregoing instrument, and acknowledged to me that he/she executed the same for the purposes and consideration therein expressed.

     SUBSCRIBED AND SWORN to before me this 7th day of April, 1998, to certify which witness my hand and seal of office.

                            /s/ EARL BENTLEY
                            ----------------------------------------------------
                            Notary Public in and for
                            the State of T E X A S

My commission expires:      [NOTARY STAMP APPEARS HERE]
                                EARL BENTLEY
                                NOTARY PUBLIC
                                STATE OF TEXAS
                                COMM. EXP. 04-09-2000

                                   EXHIBIT A
                                   ---------

     BEING a tract of land situated in the METROPOLITAN BUSINESS PARK, SECTION ONE, an Addition to the City of Farmers Branch, Texas, according to the Plat thereof recorded in Volume 68194, Page 1210, of the Map Records of Dallas County, Texas, and being more particularly described by mates and bounds as follows:

     BEGINNING at a point that is North 524.11 feet from the intersection of the North line of Alpha Road (a 60.0 foot wide street) and the West line of Gamma Road (a 60.0 foot wide street), said point being in the West line of Gamma Road;

     THENCE West for a distance of 240.00 feet to a point for corner;

     THENCE North for a distance of 300.00 feet to a point for corner;

     THENCE East for a distance of 240.00 fact to a point for Corner in the West line of. Gamma Road;

     THENCE South for a distance of 300.00 feet along said West line of Gamma Road to the PLACE OF BEGINNING.

     CONTAINING 72,000 square feet or 1-6529 acres of land.